UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      March 9. 2006

KELLWOOD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-07340	36-2472410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Kellwood Parkway, St. Louis, Missouri	63017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (314) 576-3100

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Named Executive Officer Compensation

2006 Base Salary Reviews: In conducting its annual salary review process the Compensation Committee considered fiscal 2005 Company performance and information provided by an independent compensation consultant with respect to the base compensation levels of its named executive officers relative to the comparable executives in companies who are competitors for Kellwood’s customers and talent. The Committee also reviewed recommendations submitted by the Chairman of the Board and CEO and approved increases in base salaries of certain named executive officers effective April 1, 2006. The annual base salary levels of the named executive officers are as follows: Robert C. Skinner, Jr., Chairman, President & Chief Operating Officer, ($1,000,000); Stephen L. Ruzow, Executive Vice President, ($650,000), W. Lee Capps III, Chief Operating Officer & Chief Financial Officer, ($625,000); and Thomas H. Pollihan, Executive Vice President, Secretary & General Counsel, ($334,000).

Annual Cash Bonus Earned in 2005: The Compensation Committee approved annual cash bonus awards earned during 2005 and paid in 2006 for the named executive officers under the Kellwood Company Performance Management and Incentive Compensation Plan. The bonus awards were earned based on the achievement of the company and personal performance goals established early in 2005, which were approved by the Compensation Committee. The amounts of the bonus awards are as follows: Mr. Upbin, ($312,500), Mr. Skinner, ($225,000), Mr. Ruzow ($121,875), Mr. Capps ($117,188) and Mr. Pollihan ($38,625).

Corporate Development Incentive Plan Earned in 2005: The Corporate Development Incentive Plan rewards eligible participants with a grant of shares of Kellwood common stock that vests over four years provided certain financial goals are achieved. The Compensation Committee reviewed Kellwood’s performance relative to its earnings before tax goal and certified that the threshold goal was not achieved for 2005. The named executive officers received no stock awards under this Plan for fiscal 2005.

Annual Incentive Compensation to be Earned in 2006: The Compensation Committee approved threshold, target and upper limit performance goals for 2006 total company operating earnings for the named executive officers under the Performance Management and Incentive Compensation Plan. The Performance Management Incentive Plan performance measures include operating earnings for which 50% of a named officer’s award is based; and individual performance objectives for which the remaining 50% is based. The named executive officer’s annual cash bonus incentive compensation opportunity is a percentage of base salary. The annual incentive opportunity for each named executive officer at target achievement is as follows: Mr. Skinner (100%), Mr. Ruzow (75%), Mr. Capps (75%), and Mr. Pollihan (50%).

The Compensation Committee approved threshold and target levels of earnings before taxes, less unusual items (if any) for the Corporate Development Incentive Plan and target opportunities for the named executives. The Corporate Development Incentive Plan award form is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1.	Form of annual compensation term sheet for Robert C. Skinner, Jr., including the form of stock grant award under the Kellwood Corporate Development Incentive Plan, as restated.
Exhibit 99.2	Form of annual compensation term sheet for Stephen L. Ruzow, including the form of stock grant award under the Kellwood Corporate Development Incentive Plan, as restated.
Exhibit 99.3	Form of annual compensation term sheet for W. Lee Capps III, including the form of stock grant award under the Kellwood Corporate Development Incentive Plan, as restated.
Exhibit 99.4	Form of annual compensation term sheet for Thomas H. Pollihan, including the form of stock grant award under the Kellwood Corporate Development Incentive Plan, as restated.
Exhibit 99.5	Form of annual compensation term sheet for Hal J. Upbin, including the form of stock grant award under the Kellwood Corporate Development Incentive Plan, as restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

KELLWOOD COMPANY

(Registrant)

DATE March 15, 2006	BY	/s/ Thomas H. Pollihan

Thomas H. Pollihan
Executive Vice President, Secretary
and General Counsel